                                                                   EXHIBIT 10.21

                       SECOND AMENDMENT TO LOAN AGREEMENT
                       ----------------------------------

     SECOND AMENDMENT TO LOAN AGREEMENT dated as of July 1, 1998, by and between NU HORIZONS ELECTRONICS CORP., a Delaware corporation having its executive offices at 70 Maxess Road, Melville, New York (the "Company") and MELLON BANK, N.A., a national banking association, having offices at 701 Market Street, Philadelphia, Pennsylvania 19103 ("Mellon") and KEYBANK NATIONAL ASSOCIATION, a national banking association, having offices at 127 Public Square, Cleveland, Ohio 44114 ("Key"; Mellon and Key, collectively, the "Banks").

                                 RECITALS
                                 --------

     The Company and the Banks entered into a Loan Agreement dated as of May 23, 1997, as amended by a First Amendment dated as of May 23, 1997 (the "Loan Agreement"), pursuant to which certain financial accommodations were made available by the Banks to the Company. Unless otherwise expressly provided herein, all capitalized terms used in this Second Amendment shall have the respective meanings ascribed to such terms in the Loan Agreement.

     The Company has requested that the Banks modify certain of the terms set forth in the Loan Agreement and the Banks are willing to comply with such request but only upon and subject to the following terms and conditions.

     NOW THEREFORE, in consideration of the premises and mutual covenants and promises exchanged herein, the parties hereto mutually agree as follows:

     1. Section 1.1 of the Agreement is hereby amended to (a) add a new definition to be called "Liabilities to Tangible Net Worth Ratio" to read as follows, (b) delete the definition of "Margin" and to substitute the following therefor and (c) add a definition of "Tangible Net Worth" to read as follows:

               "'Liabilities to Tangible Net Worth Ratio' shall mean with
                 ---------------------------------------
     respect to the Borrower and its Subsidiaries on a consolidated basis the ratio of total senior liabilities to the sum of Tangible Net Worth plus long term portion of Subordinated Indebtedness."

               "'Margin' means the number of basis points per annum as
                 ------
     determined by reference to the grid set forth below. For purposes of such calculation the Leverage Ratio and Liabilities to Tangible Net Worth Ratio shall be as reflected in the financial statements delivered pursuant to
     Section 5.1 hereof, provided, however, if the Borrower fails to provide the relevant financial statements by the beginning of the corresponding Margin periods set forth in Section 2.8 hereof, the Margin shall be deemed to be 112.5 basis points per annum until the delivery of the relevant financial statements:

                                  Liabilities to Tangible Net Worth Ratio
                                                 Equal to or greater than    Equal to or greater
      Leverage Ratio           Less than .55     .55 but less than .90          than .90
================================================================================================
equal to or greater
 than 2.50                        75.0                     87.5                    112.5
------------------------------------------------------------------------------------------------
equal to or greater
 than 1.85 but less               57.5                     75.0                    100.0
 than 2.50
------------------------------------------------------------------------------------------------
less than 1.85                    57.5                     62.5                     75.0
================================================================================================

                                                            "
               "'Tangible Net Worth' shall mean, at any date, the excess of
                 ------------------
     total assets over total liabilities, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles consistently applied, excluding, however, from the determination of total assets all assets which would be classified as intangible assets under generally accepted accounting principles, including, without limitation, goodwill, patents, trademarks, trade names, copyrights and franchises."

     2. Section 2.9 of the Agreement is hereby deleted and the following is substituted therefor:

               "2.9  Commitment Fee.    As additional compensation for the
                     --------------
     Revolving Credit Commitment, the Borrower agrees to pay the Agent for the pro rata benefit of the Banks a commitment fee for the Commitment Period based on the average daily unused portion of the Total Revolving Credit Commitments and the applicable Leverage Ratio and Liabilities to Tangible Net Worth Ratio as reflected in the financial statements delivered pursuant to Section 5.1 hereof in the percentage per annum as determined by reference to the grid set forth below:

                    Liabilities to Tangible Net Worth Ratio
                                         Equal to or greater than  Equal to or greater
Leverage Ratio       Less than .55       .55 but less than .90        than .90
======================================================================================
equal to or greater
 than 2.50                .10                     .125                      .15
--------------------------------------------------------------------------------------
equal to or greater       .075                    .075                      .125
 than 1.85 but less
 than 2.50
======================================================================================

========================================================================================
less than 1.85            .075                     .075                     .10
========================================================================================

     Any fee payable under this Section 2.9 which is not paid when due shall bear interest at a rate per annum equal to 2% above the Prime Rate until paid, payable on demand. Such fee shall be computed on the basis of a 360 day year for the actual days elapsed and shall be payable monthly on the first day of each month during the Commitment Period and on the Termination Date. The "unused portion of the Total Revolving Credit Commitments" means, at any time, the Total Revolving Credit Commitments less the sum of
     (a) the unpaid principal balance of all Revolving Credit Loans, (b) Letter of Credit Exposure and (c) Acceptance Draft Exposure. Upon termination or reduction of the Revolving Credit Commitments, the Borrower will pay to the Agent, for the pro rata account of the Banks, accrued unused fees on the portion of the Revolving Credit Commitment terminated or reduced to the date of termination or reduction."

     3. Effective as of May 31, 1998, Section 6.2 of the Agreement is hereby deleted and the following is substituted therefor:

               "6.2  Leverage Ratio.    Maintain at all times through 2/28/99 a
                     --------------
     Leverage Ratio not to exceed 3.50:1 and 3.00:1 at all times thereafter."

     4. Section 6.4 of the Agreement is hereby deleted and the following is substituted therefor:

               "6.4  Liabilities to Tangible Net Worth.    Maintain at all times
                     ---------------------------------
     a Liabilities to Tangible Net Worth Ratio not to exceed 1.25:1."

     5.  It is expressly understood and agreed that all   collateral security
for the Loans and other extensions of credit set forth in the Loan Agreement prior to the amendments provided for herein is and shall continue to be collateral security for the Loans and other extensions of credit provided in the Loan Agreement as herein amended. Without limiting the generality of the foregoing, the Company hereby absolutely and unconditionally confirms that (i) each document and instrument executed by the Company pursuant to the Loan Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Loan Agreement (as herein amended) and (ii) the Notes are hereby ratified and confirmed and shall remain in full force and effect in accordance with their respective terms.

     6. In order to induce the Banks to enter into this Second Amendment to Loan Agreement, the Company represents and warrants to the Banks that each of its representations and warranties made in the Loan Agreement is true and correct as of the date hereof except as otherwise set forth in writing(s) to which the Banks are parties.

     7. No modifications or waiver or any provisions of the Loan Agreement or any other agreement or instrument made or issued pursuant thereto or contemplated thereby, nor consent to any departure by the Company therefore shall, in any event, be effective unless made in writing and signed by the Banks and the Company, and then any such modification or waiver shall be effective only in the specific instance and for the purpose for which given unless otherwise specified therein. No notice to, or demand on, the Company in any case shall, of itself, entitle it to any further notice or demand in similar or other circumstances.

     8. The Company agrees to pay on demand, and the Banks may charge any deposit or loan account(s) of the Company, for all reasonable expenses incurred by the Banks in connection with the negotiation, preparation and administration (including any future waiver or modification and legal counsel as to the rights and duties of the Banks) of this Second Amendment to Loan Agreement.

     9. This amendment is limited precisely as written and shall not be deemed to (a) be a consent or waiver of any other term or condition of the Loan Agreement or of any of the documents referred to therein or (b) prejudice any right or rights which the Banks may now have or may have in the future under or in connection with the Loan Agreement or any of the documents referred to therein.

     10. This Second Amendment to Loan Agreement is dated for convenience of as July 1, 1998 and shall be retroactively effective as of such date, with the exception of paragraph 3 hereof which shall be retroactively effective as of May 31, 1998, on the delivery of an executed counterpart to the Company. This Second Amendment to Loan Agreement may be executed in counterparts, each of which shall constitute an original, and each of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Loan Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

                                    Borrower:
                                    ---------

                                    NU HORIZONS ELECTRONICS CORP.


                                    By:__________________________
                                       Paul Durando
                                       Vice President/Finance

                                    Agent:
                                    ------

                                    MELLON BANK, N.A., as Agent


                                    By:___________________________
                                       Jeffrey B. Carstens
                                       Vice President
                                       Mellon Financial Services Corporation,
                                       Attorney-in-fact for Mellon Bank, N.A.

                                    Banks:
                                    ------

                                    MELLON BANK, N.A.


                                    By:___________________________
                                       Jeffrey B. Carstens
                                       Vice President
                                       Mellon Financial Services Corporation,
                                       Attorney-in-fact for Mellon Bank, N.A.

                                    KEYBANK NATIONAL ASSOCIATION


                                    By:___________________________
                                       Marianne Meil
                                       Vice President

STATE OF NEW YORK)
                :ss.:
COUNTY OF NASSAU )

     On the ____ day of ________________, 1998, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 70 Maxess Road, Melville, New York; that he is the Vice President/Finance of NU HORIZONS ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                        ---------------------------
                                        Notary Public

STATE OF NEW YORK )
                      :ss.:
COUNTY OF NASSAU  )

          On the ____ day of ______________, 1998, before me personally came Jeffrey B. Carstens, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 176 EAB Plaza, West Tower, 11th Floor, Uniondale, NY 11556-0176; that he is a Vice President of MELLON BANK, N.A., the banking institution described in and which executed the foregoing document and that he signed his name thereto by authority of such banking institution.

                                        ____________________________
                                        Notary Public

STATE OF OHIO              )
                     :ss.:
COUNTY OF                  )

          On the ____ day of _____________, 1998, before me personally came Marianne Meil, to me known, who, being by me duly sworn, did depose and say that she resides at c/o 127 Public Square, Cleveland, Ohio; that she is a Vice President of KEYBANK NATIONAL ASSOCIATION, the banking institution described in and which executed the foregoing document and that she signed her name thereto by authority of such banking institution.

                                        ____________________________
                                        Notary Public

                             NIC EUROTECH LIMITED

                         Joint Written Consent in Lieu
               of Meeting of the Directors and Sole Shareholder
               ------------------------------------------------


          THE UNDERSIGNED, being all the directors and the sole shareholder of NIC EUROTECH LIMITED (the "Corporation"), a corporation organized under the laws of the Commonwealth of the United Kingdom, do hereby consent to the adoption of the following resolutions without a meeting and to the taking of the actions authorized thereby, said resolutions to be and read as follows:

          RESOLVED, that the form, terms and conditions of a Guaranty pursuant to which this Corporation is guaranteeing the obligations of Nu Horizons Electronics Corp. under a Loan Agreement by and among Nu Horizons Electronics Corp. and Mellon Bank, N.A. (as "Agent" and as a "Bank") and KeyBank National Association (a "Bank"), dated as of May 23, 1997, as proposed to be amended by a Second Amendment thereto, which provides for the borrowing by Nu Horizons Electronics Corp. of up to $35,000,000 from the Banks, is hereby authorized and approved; and the President, any Vice President, the Secretary or the Chief Financial Officer of this Corporation, and each of them acting alone, is hereby authorized and directed to deliver to the Banks the Guaranty in such form and with such terms, conditions and covenants as the officer executing the same in behalf of this Corporation may approve, with such changes, modifications and amendments in the Guarantee as the officer executing the same in behalf of this Corporation may approve, such approval to be conclusively evidenced by his or her execution and delivery thereof; and further

          RESOLVED, that the President, any Vice President, the Secretary or the Chief Financial Officer of this Corporation is hereby authorized to pay any and all fees and take any and all further action which such officer deems necessary or advisable in order to consummate the matters authorized in this and the preceding resolutions, or in order for this Corporation to comply with and carry out the terms and provisions of the Guaranty to be executed and delivered by this Corporation pursuant thereto, the taking of any action by any such officer in any such regard to be conclusive evidence that he or she deemed such action necessary or advisable as aforesaid.

          IN WITNESS WHEREOF, the undersigned have executed this Consent this _____ day of July 1998.

                                The Directors:

                                ------------------------------------------------
                                Arthur Nadata

                                ------------------------------------------------
                                Richard Schuster

                                ------------------------------------------------
                                Paul Durando


                              The Sole Shareholder

                              NU HORIZONS ELECTRONICS CORP.

                              By: _____________________________
                              Name:
                              Title:

                             NIC EUROTECH LIMITED

                             OFFICERS' CERTIFICATE
                             ---------------------



          I, the undersigned, Richard Schuster, Secretary of NIC Eurotech Limited, a corporation incorporated under the laws of the United Kingdom (the "Guarantor"), does hereby certify, on behalf of the Guarantor and not individually, that:

     1. This Certificate is furnished pursuant to that a Second Amendment dated as of July 1, 1998 to a certain Loan Agreement (the "Agreement") dated as of May 23, 1997 by and among Nu Horizons Electronics Corp. (the "Company"), Mellon Bank, N.A. and KeyBank National Association (collectively, the "Banks") and the guaranty of the Guarantor of even date herewith (the "Guaranty"). Unless otherwise defined herein, defined terms used in this Certificate have the meanings assigned to such terms in the Agreement.

     2. Attached hereto as Exhibit "A" is a true and complete copy of the Memorandum and Articles of Association of the Guarantor and all amendments thereto in effect as of the date hereof.

     3. Attached hereto as Exhibit "B" is a true and complete copy of the joint resolutions duly adopted by the Board of Directors and the sole stockholder of the Guarantor on July ____, 1998, which resolutions have not been revoked, modified, amended or rescinded, are still in full force and effect, and authorize the execution, delivery and performance of the Guaranty of the Guarantor of the obligations of the Company, to be delivered in connection with the Agreement and authorize certain officers of the Guarantor to execute and deliver such Guaranty and related documents.

     4. The below named persons are the duly elected and qualified officers of the Guarantor holding the respective offices set opposite their names, and the signatures below set opposite their names are their genuine signatures:

Name                    Office                  Signature
----                    ------                  ---------

Richard Schuster        President               ______________

Arthur Nadata           Vice President          ______________

Paul Durando            Vice President-
                        Finance, Treasurer,
                        Secretary               ______________

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate
this    day of July, 1998.

                                         -----------------------
                                         Paul Durando
                                         Secretary

          The undersigned, Richard Schuster, President of the Guarantor, does hereby certify that Paul Durando is duly elected and qualified and serving as Secretary of the Guarantor, and that the signature appearing above is his genuine signature.


          IN WITNESS WHEREOF, the undersigned has executed this Certificate this day of July, 1998.


                                         -----------------------
                                         Richard Schuster
                                         President

                         NU HORIZONS EUROTECH LIMITED

                         Joint Written Consent in Lieu
               of Meeting of the Directors and Sole Shareholder
               ------------------------------------------------


          THE UNDERSIGNED, being all the directors and the sole shareholder of NU HORIZONS EUROTECH LIMITED (the "Corporation"), a corporation organized under the laws of the Commonwealth of the United Kingdom, do hereby consent to the adoption of the following resolutions without a meeting and to the taking of the actions authorized thereby, said resolutions to be and read as follows:

          RESOLVED, that the form, terms and conditions of a Guaranty pursuant to which this Corporation is guaranteeing the obligations of Nu Horizons Electronics Corp. under a Loan Agreement by and among Nu Horizons Electronics Corp. and Mellon Bank, N.A. (as "Agent" and as a "Bank") and KeyBank National Association (a "Bank"), dated as of May 23, 1997, as proposed to be amended by a Second Amendment thereto, which provides for the borrowing by Nu Horizons Electronics Corp. of up to $35,000,000 from the Banks, is hereby authorized and approved; and the President, any Vice President, the Secretary or the Chief Financial Officer of this Corporation, and each of them acting alone, is hereby authorized and directed to deliver to the Banks the Guaranty in such form and with such terms, conditions and covenants as the officer executing the same in behalf of this Corporation may approve, with such changes, modifications and amendments in the Guarantee as the officer executing the same in behalf of this Corporation may approve, such approval to be conclusively evidenced by his or her execution and delivery thereof; and further

          RESOLVED, that the President, any Vice President, the Secretary or the Chief Financial Officer of this Corporation is hereby authorized to pay any and all fees and take any and all further action which such officer deems necessary or advisable in order to consummate the matters authorized in this and the preceding resolutions, or in order for this Corporation to comply with and carry out the terms and provisions of the Guaranty to be executed and delivered by this Corporation pursuant thereto, the taking of any action by any such officer in any such regard to be conclusive evidence that he or she deemed such action necessary or advisable as aforesaid.

          IN WITNESS WHEREOF, the undersigned have executed this Consent this _____ day of July 1998.

                                The Directors:

                                ------------------------------------
                                Arthur Nadata

                                ------------------------------------
                                Richard Schuster

                                ------------------------------------
                                Paul Durando


                                The Sole Shareholder

                                NU HORIZONS ELECTRONICS CORP.

                                By: _____________________________
                                Name:
                                Title:

                         NU HORIZONS EUROTECH LIMITED

                             OFFICERS' CERTIFICATE
                             ---------------------



          I, the undersigned, Richard Schuster, Secretary of Nu Horizons Eurotech Limited, a corporation incorporated under the laws of the United Kingdom (the "Guarantor"), does hereby certify, on behalf of the Guarantor and not individually, that:

     1. This Certificate is furnished pursuant to that a Second Amendment dated as of July 1, 1998 to a certain Loan Agreement (the "Agreement") dated as of May 23, 1997 by and among Nu Horizons Electronics Corp. (the "Company"), Mellon Bank, N.A. and KeyBank National Association (collectively, the "Banks") and the guaranty of the Guarantor of even date herewith (the "Guaranty"). Unless otherwise defined herein, defined terms used in this Certificate have the meanings assigned to such terms in the Agreement.

     2. Attached hereto as Exhibit "A" is a true and complete copy of the Memorandum and Articles of Association of the Guarantor and all amendments thereto in effect as of the date hereof.

     3. Attached hereto as Exhibit "B" is a true and complete copy of the joint resolutions duly adopted by the Board of Directors and the sole stockholder of the Guarantor on July ____, 1998, which resolutions have not been revoked, modified, amended or rescinded, are still in full force and effect, and authorize the execution, delivery and performance of the Guaranty of the Guarantor of the obligations of the Company, to be delivered in connection with the Agreement and authorize certain officers of the Guarantor to execute and deliver such Guaranty and related documents.

     4. The below named persons are the duly elected and qualified officers of the Guarantor holding the respective offices set opposite their names, and the signatures below set opposite their names are their genuine signatures:

Name                    Office                          Signature
----                    ------                          ---------

Arthur Nadata           President                       ________________

Richard Schuster        Vice President                  ________________

Paul Durando            Vice President-
                        Finance, Treasurer,
                        Secretary                       ________________

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate
this      day of July, 1998.

                                         ---------------------------------------
                                         Paul Durando
                                         Secretary

          The undersigned, Arthur Nadata, President of the Guarantor, does hereby certify that Paul Durando is duly elected and qualified and serving as Secretary of the Guarantor, and that the signature appearing above is his genuine signature.


          IN WITNESS WHEREOF, the undersigned has executed this Certificate
this      day of July, 1998.


                                         ---------------------------------------
                                         Arthur Nadata
                                         President